SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2003

INCARA PHARMACEUTICALS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-50481	56-1953785
(Commission file Number)	(IRS Employer ID Number)

P.O. Box 14287, 79 T.W. Alexander Drive, 4401 Research Commons, Suite 200,

Research Triangle Park, North Carolina 27709

(Address of principal executive offices) (Zip Code)

919-558-8688

(Registrant’s telephone number, including area code)

Incara, Inc.

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99.1	Press release dated December 12, 2003 of Incara Pharmaceuticals Corporation (the “Company”), announcing its operating and financial results for the year ended September 30, 2003.

Item 12. Results of Operation and Financial Condition.

On December 12, 2003, the Company issued a press release announcing its operating and financial results for the year ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

The information furnished in this Item 12 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific release in such a filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2003	Incara Pharmaceuticals Corporation By: /s/ Richard W. Reichow Name: Richard W. Reichow Title: Chief Financial Officer

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